UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2015

Bitcoin Shop, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Fort Myer Drive, Suite #1105 Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 764-1084

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Private Placement Offering

On January 19, 2015 (the “Closing Date”), Bitcoin Shop, Inc. (the “Company”) sold an aggregate of 4,330,000 Units (each a “Unit”) in a private placement (the “Private Placement”) of its securities to certain investors (the “Investors”) at a purchase price of $0.10 per Unit pursuant to subscription agreements (the “Subscription Agreements”) for an aggregate purchase price of $433,000.  Each Unit in the Private Placement consists of (i) one share of common stock, par value $0.001 per share (the “Common Stock”) and (ii) a warrant to purchase 2.5 shares of Common Stock at an exercise price of $0.10 per share.  The Units are subject to a “Most Favored Nations” provision and the Warrants are subject to price protection in the event of lower priced issuances for a period of twenty four months from the Closing Date in the event the Company issues Common Stock or securities convertible into or exercisable for shares of Common Stock at a price per share or conversion or exercise price per share which shall be less than $0.10 per share, subject to certain customary exceptions.  Additionally, the shares of Common Stock issued as part of the Unit and issuable upon exercise of the Warrants are subject to demand and piggy back registration rights.  The Warrant may be exercised on a cashless basis in the event there is no effective registration statement covering the resale of the Common Stock issuable upon exercise of the Warrants.  The Warrants may be called for cancelation by the Company if: (i) the price per share exceeds $0.20 for 15 consecutive trading days, and (ii) the average daily dollar trading volume for such 15 consecutive trading days exceeds $50,000 per trading day.

Charles Allen, the Company’s Chief Executive Officer, and Michal Handerhan, the Company’s Chief Operating Officer each purchased 50,000 Units in the Private Placement.

The Common Stock and Warrants issued to investors in the Private Placement were not registered under the Securities Act, and were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder.  Certificates representing these shares will contain a legend stating the restrictions applicable to such shares.

The foregoing information is a summary of the Subscription Agreement, Warrant and related transactions, is not complete, and is qualified in its entirety by reference to the full text of the Subscription Agreement and the form of Warrant, which are attached as exhibits to this Current Report on Form 8-K.  Readers should review the Subscription Agreement and form of Warrant for a complete understanding of the terms and conditions associated with this transaction.

Promissory Notes

On January 19, 2015, Michal Handerhan, the Company’s Chief Operating Officer and Timothy Sidie, the Company’s co-founder and lead developer loaned the Company $20,000 and $45,000, respectively, and were each issued a non-convertible promissory note (each, a “Note”).  Each Note bears interest at a rate of two percent per year and is due on December 31, 2015.  Notes may be prepaid, at the option of the Company, without premium or penalty, in whole or in part at any time or from time to time prior to the Notes maturity.

The foregoing information is a summary of the Notes, is not complete, and is qualified in its entirety by reference to the full text of the form of Note, which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review the form of Note for a complete understanding of the terms and conditions associated with this transaction.

Coin Outlet Investment

On January 19, 2015, the Company entered into a Convertible Note Purchase Agreement (the “Purchase Agreement”) with Coin Outlet, Inc. (“Coin Outlet”) pursuant to which the Company purchased a convertible promissory note in the principal amount of $100,000 (the “Coin Outlet Note”).  The Coin Outlet Note accrues interest at 4% per annum and matures on January 31, 2016.  The Coin Outlet Note will convert, on or before the maturity date, upon the occurrence of Coin Outlet’s next equity financing (or series of financings) in which Coin Outlet receives gross proceeds of at least $1 million (the “Trigger Financing”).  Upon the occurrence of a Trigger Financing, all outstanding principal on the Coin Outlet Note (and, at the Coin Outlet’s option, accrued but unpaid interest thereon), will convert into such Coin Outlet securities sold in the Trigger Financing at a price per share equal to 80% of the per share price of the securities sold in the Trigger Financing (the “Note Conversion Price”).  In the event the Note Conversion Price exceeds the quotient of (x) $6 million divided by (y) Coin Outlet’s fully diluted capitalization (as calculated in the Coin Outlet Note) (such quotient, the “Fully Diluted Value”), then the Note Conversion Price shall equal the per share price of the securities sold in the Trigger Financing and Coin Outlet shall issue such additional number of shares of Coin Outlet to the Company such that the average purchase price per share of Coin Outlet common stock (including shares of Coin Outlet common stock issuable upon conversion of the Coin Outlet Note into the Trigger Financing) is equal to the Fully Diluted Value.

The foregoing information is a summary of the Purchase Agreement, Coin Outlet Note and related transactions documents, is not complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement and form of Coin Outlet Note, which are attached as exhibits to this Current Report on Form 8-K.  Readers should review the Purchase Agreement and form of Coin Outlet Note for a complete understanding of the terms and conditions associated with this transaction.

Warrant Amendment

On January 14, 2015, the Company and Coin Outlet executed an amendment (the “Warrant Amendment”) to the warrant previously issued by Coin Outlet to the Company on October 2, 2014 to change the expiration date of such warrant from January 15, 2015 to December 31, 2015.

The foregoing information is a summary of the Warrant Amendment, is not complete, and is qualified in its entirety by reference to the full text of the form of Warrant Amendment, which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review the form of Warrant Amendment for a complete understanding of the terms and conditions associated with this transaction.

Equipment Contribution and Note Issuance

On December 18, 2014, Charles Allen, the Company’s Chief Executive Officer contributed $7,990 of brand new digital currency mining hardware at cost in exchange for a non-convertible promissory note (the “Allen Note”).  The Allen Note bears interest at a rate of two percent per year and is due on December 31, 2015.  The Allen Note may be prepaid, at the option of the Company, without premium or penalty, in whole or in part at any time or from time to time prior to the Allen Note maturity.

The foregoing information is a summary of the Allen Note, is not complete, and is qualified in its entirety by reference to the full text of the form of Allen Note, which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review the form of Allen Note for a complete understanding of the terms and conditions associated with this transaction.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01 which is incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 which is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.  The following exhibits are filed with this Report:

Exhibit Number	Description
10.1	Form of Subscription Agreement
10.2	Form of Warrant
10.3	Form of Promissory Note
10.4	Convertible Note Purchase Agreement
10.5	Form of Coin Outlet Note
10.6	Amendment to Warrant
10.7	Form of Allen Note
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITCOIN SHOP INC.

Dated: January 21, 2015	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer